Summary of Significant Accounting Policies (Policies)	12 Months Ended
Dec. 31, 2021
Accounting Policies [Abstract]
Basis of presentation
The consolidated financial statements have been prepared in accordance with generally accepted accounting principles in the United States of America (US GAAP). The significant accounting policies followed in the preparation of the financial statements, applied on a consistent basis for all years presented in these financial statements.

Functional Currency and Foreign Currency Translation
A majority of the Company’s revenues are generated outside of Israel and are denominated in US dollars (“US$” or “dollars”). Substantial portion of materials and components cost, and marketing costs, are denominated in dollars or dollar-linked. Therefore, the Company’s management believes that the US dollars is the currency of the primary economic environment in which the Company operates. Thus, the functional currency and the reporting currency of the Company is the US dollar.
Transactions in foreign currency are translated into dollars in accordance with the principles set forth in ASC Subtopic 830-20, Foreign Currency Transaction. Monetary assets and liabilities denominated in foreign currencies of the reporting date are translated to the functional currency at the closing rate at the end of the reporting period. Non-monetary assets and liabilities denominated in foreign currency are translated using the exchange rate at the date of the transaction.
The effect of the translating into dollars has been included in the consolidated statements of shareholders’ equity and comprehensive income (loss) as a foreign currency translation adjustment. Gains and losses from remeasurement assets and liabilities denominated in currencies other than the respective functional currencies are included in the consolidated statements of operations.

Use of estimates
The preparation of consolidated financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting periods and accompanying notes. Actual results could differ from those estimates.
Significant items subject to such estimates and assumptions include, but are not limited to, the allocation of transaction price among various performance obligation, the fair value of acquired intangible assets and goodwill, share-based compensation, unrecognized tax benefits, fair value measurement of restricted sponsor shares liability, price adjustment shares liability and derivative warrant liabilities.

Principles of consolidation	The accompanying consolidated financial statements include the accounts of the Company and its subsidiaries. All intercompany transactions and balances were eliminated in consolidation.
Cash and cash equivalents	The Company considers all highly liquid instruments with a maturity of three months or less at the date of purchase to be cash equivalents.
Restricted cash	Restricted cash consists of funds that are contractually restricted as to usage or withdrawal mainly due to a contractual agreement with an investor. The Company has presented restricted cash separately from cash and cash equivalents in the consolidated balance sheets.
Trade Receivable
Trade receivables are recorded at the invoiced amount net of allowance for doubtful accounts. The allowance for doubtful accounts is based on the Company’s assessment of in the collectability of accounts. The Company regularly reviews the adequacy of the allowance for doubtful accounts based on combination of factors, including as assessment of the current customer’s aging report, the nature and size of the customer, the financial condition of the customer and the amount of any receivables in dispute. Trade receivables deemed uncollectible are charged off against the allowance for doubtful accounts after all means of collection have been exhausted and the potential for recovery is considered remote.

Inventories
Inventories are stated at the lower of cost or net realizable value. Cost is determined by the “weighted moving average” method. Inventory write-downs are provided to cover technological obsolescence, excess inventories and discontinued products.
Inventory write-down is measured as the difference between the cost of the inventory and market based upon assumptions about future demand, and is charged to cost of revenues. At the point of the loss recognition, a new, lower-cost basis for that inventory is established, and subsequent changes in facts and circumstances do not result in the restoration or increase in that newly established cost basis.

Property and equipment
Property and equipment are stated at cost less accumulated depreciation. Depreciation is calculated by the straight-line method over the estimated useful lives of the assets, at the following annual rates:

%
Computers and software	12.5 – 33
Manufacturing equipment	7
Office furniture and equipment	7– 15
Leasehold improvements	*
*Over the shorter of the expected lease term or estimated useful lives.

Impairment of long-lived assets	Long-lived assets, such as property and equipment, and identifiable intangible assets subject to amortization, are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable in accordance with ASC 360, Accounting for the impairment of Long-Lived Assets. If events of changes in the circumstances indicate that a long-lived asset or asset group value may not be recoverable, the Company compares aggregate undiscounted cash flows expected to be generated by that asset or asset group to its carrying value. If these cash flows are less than the carrying value, an impairment is recognized for the difference between the carrying value and the estimated fair value. Fair value is determined through discounted cash flow models and third-party independent appraisals, as considered necessary. The measurement of impairment requires management to estimate future cash flows and the fair value of long-lived assets. The evaluation is performed at the lowest levels for which there are identifiable, independent cash flows.
Revenue recognition
The Company’s revenues are comprised of four main categories: (a) subscription revenues, including support services (updates, upgrades and technical support) on term-based licenses and perpetual licenses; (b) subscription revenues also from sales of term-based licenses; (c) perpetual licenses (and others); and (d) professional services.
The Company recognizes revenue pursuant to the five-step framework contained in ASC 606, Revenue from Contracts with Customers: (i) identify the contract with a client; (ii) identify the performance obligations in the contract, including whether they are distinct in the context of the contract; (iii) determine the transaction price, including the constraint on variable consideration; (iv) allocate the transaction price to the performance obligations in the contract; and (v) recognize revenue when (or as) the Company satisfies the performance obligations
The Company sells its products to its customers either directly or indirectly through distribution channels all of whom are considered end users.
In accordance with ASC 606, revenue is recognized when a customer obtains control of promised goods or services are delivered. The amount of revenue recognized reflects the consideration that the Company expects to receive in exchange for these goods or services.
The Company determines that it has a contract with a customer when each party’s rights regarding the products or services to be transferred can be identified, the payment terms for the services can be identified, the Company has determined the customer has the ability and intent to pay, and the contract has commercial substance. At contract inception, the Company evaluates whether two or more contracts should be combined and accounted for as a single contract and whether the combined or single contract includes more than one performance obligation.
Performance obligations promised in a contract are identified based on the products and services that will be transferred to the customer that are both capable of being distinct, whereby the customer can benefit from the products or services either on their own or together with other resources that are readily available from third parties or from the Company, and are distinct in the context of the contract, whereby the transfer of the products and services is separately identifiable from other promises in the contract.
The Company’s software licenses either provide its customers a perpetual right to use its software or the right to use its software for only a fixed term, in most cases between a one- and three-year time frame. The Company concluded that the software license is distinct as the customer can benefit from the software on its own.
Support revenue is derived from providing technical customer support services, unspecified software updates and upgrades to customers several times a year, on a when-and-if-available basis. Performance obligations related to software maintenance services generally have a consistent continuous pattern of transfer to a customer during the contract period.
Professional services revenues primarily consist of training and other professional services. Each of these performance obligations provide benefit to the customer on a standalone basis and are distinct in the context of the contract.
The transaction price is determined based on the consideration to which the Company expects to be entitled in exchange for transferring products or delivery of services to the customer. Payment terms generally are net 30 days. The Company applied the practical expedient in ASC 606 and did not evaluate payment terms of one year or less for the existence of a significant financing component. Revenue is recognized net of any taxes collected from customers which are subsequently remitted to governmental entities (e.g., sales tax and other indirect taxes). The Company does not offer right of return to its contracts.
If the contract contains a single performance obligation, the entire transaction price is allocated to the single performance obligation. For contracts that contain multiple performance obligations, the Company allocates the transaction price to each performance obligation based on the relative standalone selling price (“SSP”) for each performance obligation. The Company uses judgment in determining the SSP for its products and services. The Company typically assesses the SSP for its products and services on a periodic basis or when facts and circumstances change. To determine SSP, the Company maximizes the use of observable standalone sales and observable data, where available. In instances where performance obligations do not have observable standalone sales, the Company utilizes available information that may include the entity specific factors such as assessment of historical data of bundled sales of software licenses with other promised goods and services, and pricing strategies to estimate the price the Company would charge if the products and services were sold separately.
The Company satisfies performance obligations either over time or at a point in time depending on the nature of the underlying promise. Revenue is recognized at the time the related performance obligation is satisfied by transferring a promised good or service to a customer. Revenues related to the license for proprietary software are recognized when the control over the license is provided to the customer and the license term begins. Revenue related to software update and upgrades are recognized ratably over the service period. Revenues related to other professional services are generally recognized over time and in certain cases at point in time upon satisfaction of the performance obligation. Service revenues are included in the Company’s consolidated statements of income as service revenues.
Contract assets consist of unbilled accounts receivable, which occur when a right to consideration for the Company’s performance under the customer contract occurs before invoicing to the customer. The increase in contract balances is consistent with the increase in the overall operation of the Company.
Contract liabilities consist of deferred revenue. Revenue is deferred when the Company invoices in advance of performance under a contract. The current portion of the deferred revenue balance is recognized as revenue during the 12-month period after the balance sheet date. The non current portion of the deferred revenue balance is recognized as revenue following the 12-month period after the balance sheet date.The Company’s remaining performance obligations are comprised of product and services revenue not yet delivered.
The Company capitalizes sales commissions and associated payroll taxes paid to sales personnel that are incremental to obtaining customer contracts. These costs are recorded as deferred contract acquisition costs on the consolidated balance sheets. The Company determines whether costs should be deferred based on its sales compensation plans and if the commissions are incremental and would not have occurred absent the customer contract.
Sales commissions for the renewal of a contract are considered commensurate with the sales commissions paid for the acquisition of the initial contract given no substantive difference in commission rates in proportion to their respective contract values. Sales commissions paid upon the initial acquisition and for the renewal of a contract are amortized over the contractual term of the initial contract or the renewal.
Amortization of sales commissions are consistent with the pattern of revenue recognition of each performance obligation and are included in sales and marketing expense in the consolidated statements of operations.
The Company periodically reviews these deferred contract acquisition costs to determine whether events or changes in circumstances have occurred that could impact the period of benefit. No impairment losses of capitalizes sales commissions were recorded during the periods presented.

Research and development costs	Research and development costs are expensed as incurred. As defined by ASC Subtopic 985-20 “Accounting for the Cost of Computer Software to be Sold, Leased or Otherwise Marketed”, costs associated with the development of computer software which are incurred subsequent to the establishment of technological feasibility, are capitalized thereafter until the product is available for general release to customers. Costs incurred by the Company between completion of the development and the point at which the product is ready for general release, have been insignificant. Therefore, all research and development costs are expensed as incurred.
Product warranties	The Company provides a one-year warranty on most of its products. Estimated future warranty costs are accrued and charged to cost of goods sold in the period that the related revenue is recognized. These estimates are derived from historical data and trends of product reliability and costs of repairing and replacing defective products.
Advertising expenses	Advertising expenses are charged to expense as incurred.
Income taxes
The Company accounts for income taxes in accordance with ASC 740, “Income Taxes”. ASC 740 prescribes the use of the liability method whereby deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases and for operating loss and tax credit carryforwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in the period of enactment. A valuation allowance is provided, if necessary, to reduce deferred tax assets to the amount that is more likely than not to be realized. Deferred tax assets and deferred tax liabilities are presented under long-term assets.
The Company implements a two-step approach to recognize and measure uncertainty in income taxes. The first step is to evaluate the tax position taken or expected to be taken in a tax return by determining if the weight of available evidence indicates that it is more likely than not that, on an evaluation of the technical merits, the tax position will be sustained on audit, including resolution of any related appeals or litigation processes. The second step is to measure the tax benefit as the largest amount that is greater than 50 percent (cumulative basis) likely to be realized upon settlement. Changes in recognition or measurement are reflected in the period in which the change in judgment occurs. The Company classifies interest and penalties related to unrecognized tax benefits as part of income taxes.

Stock-Based Compensation
The Company accounts for stock-based compensation in accordance with ASC Topic 718 (ASC718). ASC 718 requires that all stock-based compensation be recognized as an expense in the financial statements and that such cost be measured at the fair value of the award. The Company recognizes compensation expense on a straight line method.
The fair value of the shares of ordinary shares underlying the stock options has historically been determined by the Company’s board of directors as there was no public market for the underlying ordinary shares. The Company’s board of directors determines the fair value of the Company’s ordinary shares by considering a number of objective and subjective factors including: contemporaneous third-party valuations of its ordinary shares, the valuation of comparable companies, sales of the Company’s ordinary and redeemable convertible preferred shares to outside investors in arms-length transactions, the Company’s operating and financial performance, the lack of marketability, and general and industry specific economic outlook, amongst other factors.
For all share options granted, the Company calculated the expected term using the simplified method for “plain vanilla” stock option awards. The risk-free interest rate is based on the yield available on U.S. Treasury zero-coupon issues similar in duration to the expected term of the stock-based award. The Company calculates the fair value of share options on the date of grant using the Black-Scholes option-pricing model and the expense is recognized over the requisite service period for awards expected to vest using the straight line method. The Company utilized a dividend yield of 0-5%.
Stock based compensation costs have been included in income from operations.

Fair value measurements
The Company accounts for fair value in accordance with ASC 820, “Fair Value Measurements and Disclosures”. Fair value is defined under ASC 820 as the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. Valuation techniques used to measure fair value under ASC 820 must maximize the use of observable inputs and minimize the use of unobservable inputs. The Company uses a three-tier hierarchy, which prioritizes the inputs used in measuring fair value as follows:
•        Level 1:    Quoted prices in active markets for identical assets or liabilities.
•        Level 2:    Inputs other than Level 1 inputs that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the asset or liability.
•        Level 3:    Unobservable inputs for the asset or liability used to measure fair value that are supported by little or no market activity and that re significant to the fair value of the asset or liability at measurement date.

The first two levels in the hierarchy are considered observable inputs and the last is considered unobservable. The carrying value of accounts receivable and payables and the Company’s cash and cash equivalents, restricted cash and short-term investments, approximates fair value due to the short time to expected payment or receipt of cash.

Derivative warrant liabilities
Upon the closing of the transaction, 20,000,000 public warrants and 9,666,667 private warrants, that were both issued by TWC prior to the transaction, were outstanding to purchase the Company’s ordinary shares. Each warrant entitles the holder to purchase one Company Ordinary Share at a price of $11.50 per share, subject to adjustments. The warrants are exercisable at any time commencing 30 days after the completion of the transaction and expire five years after the Closing Date or earlier upon redemption or liquidation. The Company may redeem the outstanding public warrants in whole and not in part at a price of $0.01 per warrant at any time after they become exercisable, provided that the last sale price of the Company ordinary shares equals or exceeds $18 per share, subject to adjustments, for any 20-trading days within a 30-trading day period ending three business days prior to the date on which the Company sends the notice of redemption to the warrant holders. The private warrants have similar terms as the public warrants, except that the private warrants may be exercised for cash or on a cashless basis at the holder’s option and the private warrants will not be redeemed by the Company as long as they are held by the initial purchasers or their permitted transferees, but once they are transferred, they have the same rights as the public warrants. As the private warrants include provisions that provide for potential changes to the settlement amounts that are dependent on the characteristics of the holder of the warrant, under ASC Section 815-40, those warrants are not indexed to the Company’s ordinary shares in the manner contemplated by that Section, so long as they are held by the initial purchasers or their permitted transferees.
The Public Warrants may be exercised with a different mechanism, depends on whether the Company maintain an effective registration statement or not. Since, among other things, the fact whether the Company maintains an effective registration statement effect the settlement provision of the Public Warrants (i.e., the cap is applicable depends on whether the registration statement is effective or not), is not an input into the pricing of fixed for fixed option model on equity shares, the Public Warrants are precluded from being indexed to the Company's own stock and should be classified as a liability.
Therefore, the public and private warrants were classified as a liability measured at fair value pursuant to ASC 480 “Distinguishing Liabilities from Equity” and ASC 815 “Derivatives and Hedging”.

	Public Warrants	Private Placement Warrants	Total Derivative Warrant liability
Warrant liability assumed from the Business Combination	$34,400	$34,045	$68,445
Change in fair value of warrant liability	800	(12,767)	(11,967)
Balance, December 31, 2021	$35,200	$21,278	$56,478

The estimated fair value of the private placement warrant derivative liabilities is determined using Level 3 inputs. Inherent in a Black-Scholes valuation model are assumptions related to expected stock-price volatility, expiration, risk-free interest rate and dividend yield. The Company estimates the volatility of its common stock based on historical volatility of select peer companies that matches the expected remaining life of the warrants. The risk-free interest rate is based on the U.S. Treasury zero-coupon yield curve on the grant date for a maturity similar to the expiration of the warrants. The dividend yield is based on the historical rate, which the Company anticipates will remain at 0-5%. The following table provides quantitative information regarding Level 3 fair value measurements inputs as their measurement dates:

As of December 31, 2021
Number of private placement warrants	9,666,667
Exercise price	$11.5
Share price	$8.02
Expiration term (in years)	4.66
Volatility	44.8%
Risk-free Rate	1.22%
Dividend yield	0% - 5%

Restricted sponsor shares liability and Price adjustment shares

7,500,000 Ordinary Shares issued to the Sponsor, out of a total of 13,500,000 shares, are Restricted Shares and will vest in 3 tranches of 3,000,000, 3,000,000 and 1,500,000, upon achievement of the of the triggering events (as defined in the business combination agreement); if at any time during the Price Adjustment Period the price of Cellebrite Ordinary Shares will be greater than or equal to $12.50, $15.00 and $30.00, respectively, over any twenty trading days within any thirty trading day period. In the event of a post-Closing change of control transaction involving the Company, any Restricted Shares not previously vested will vest and will be entitled to participate in the change of control transaction. The probability of such event was considered by the Company. Upon the expiration of the Price Adjustment Period (a period of seven years), any unvested Cellebrite Shares that have not vested as of such time will be forfeited. Cellebrite security holders shall be entitled to vote their unvested Restricted Shares and receive dividends and other distribution, and to have all other economic rights, in each case, with respect to such Restricted Shares while they remain unvested.
Holders of the Company’s Ordinary Shares and vested Restricted Share Units, in each case as of immediately prior to the effective time, are eligible to receive up to 15,000,000 Ordinary Shares that will vest in 3 tranches of 5,000,000 upon achievement of the of the triggering events (if at any time during the Price Adjustment Period the price of Cellebrite Ordinary Shares will be greater than or equal to $12.50, $15.00 and $30.00, respectively, over any twenty trading days within any thirty trading day period.) or upon a Change of Control (as defined in business combination agreement) before the five (5) year anniversary of the Closing Date; The probability of such event was considered by the Company.
Following the Merger, the Company issued equity and debt instrument. Transaction expenses were allocated on a relative fair value basis.

	Restricted sponsor shares	Price adjustment shares	Total
Earn out shares assumed from the Business Combination	$62,347	$117,675	$180,022
Change in fair value of warrant liability	(17,635)	(38,271)	(55,906)
Balance, December 31, 2021	$44,712	$79,404	$124,116

Derivative instruments	The Company has instituted a foreign currency cash flow hedging program using foreign currency forward contracts (“derivative instruments”) in order to hedge the exposure to variability in expected future cash flows resulting from changes in related foreign currency exchange rates. The Company hedges portions of its forecasted expenses denominated in NIS. These transactions are designated as cash flow hedges, as defined under ASC 815, “Derivatives and Hedging”.
Goodwill
Goodwill represents the excess of the purchase price in a business combination over the fair value of the net tangible and intangible assets acquired. Under ASC 350, “Intangible — Goodwill and Other”, goodwill is not amortized, but rather is subject to an annual impairment test.
ASC 350 requires goodwill to be tested for impairment at the reporting unit level at least annually, the fourth quarter, or between annual tests in certain circumstances, and written down when impaired. Goodwill is tested for impairment by comparing the fair value of the reporting unit with its carrying value. The Company has determined that it has one operating segment and one reporting unit.
ASC 350 allows an entity to first assess qualitative factors to determine whether it is necessary to perform the two-step quantitative goodwill impairment test. If the qualitative assessment does not result in a more likely than not indication of impairment, no further impairment testing is required. If it does result in a more likely than not indication of impairment, the two-step impairment test is performed.
Alternatively, ASC 350 permits an entity to bypass the qualitative assessment for any reporting unit and proceed directly to performing the first step of the goodwill impairment test. There were no impairment charges to goodwill during the period presented.

Intangible assets
Intangible assets are amortized over their estimated useful lives using the straight-line method, at the following annual period ranges:

Years
Core technology	5- 7
Trade name	4
Customer relationship	10
Each period the Company evaluates the estimated remaining useful lives of its intangible assets and whether events or changes in circumstances warrant a revision to the remaining period of amortization.

Business combination
The Company applies the provisions of ASC 805, “Business Combination” and allocates the fair value of purchase consideration to the tangible assets acquired, liabilities assumed, and intangible assets acquired based on their estimated fair values. The excess of the fair value of purchase consideration over the fair values of these identifiable assets and liabilities is recorded as goodwill. When determining the fair values of assets acquired and liabilities assumed, the Company estimated the future expected cash flows from acquired core technology and acquired trade name from a market participant perspective, useful lives and discount rates. In addition, management makes significant estimates and assumptions, which are uncertain, but believed to be reasonable.
Significant estimates in valuing certain intangible assets include, but are not limited to future expected cash flows from acquired technology and acquired trademarks from a market participant perspective, useful lives and discount rates. Management’s estimates of fair value are based upon assumptions believed to be reasonable, but which are inherently uncertain and unpredictable and, as a result, actual results may differ from estimates.
Acquisition-related costs are recognized separately from the acquisition and are expensed as incurred.

Concentrations of credit risk
Financial instruments that potentially expose the Company and its subsidiaries to concentrations of credit risk consist principally of cash and cash equivalents, short-term investments, restricted cash, trade receivables and other receivables. The majority of the Company’s cash and cash equivalents are maintained in U.S. dollar. Generally, these cash and cash equivalents and short term investment may be redeemed upon demand. Management believes that the financial institutions that hold the Company’s and its subsidiaries’ cash and cash equivalents are institutions with high credit standing, and accordingly, minimal credit risk exists with respect to these assets. The Company’s trade receivables are geographically diversified and derived from sales to customers all over the world. The Company and its subsidiaries generally do not require collateral; however, in certain circumstances, the Company and its subsidiaries may require letters of credit, additional guarantees or advance payments.

Segment reporting	The Company identifies operating segments in accordance with ASC Topic 280, “Segment Reporting” as components of an entity for which discrete financial information is available and is regularly reviewed by the chief operating decision maker, or decision-making group, in making decisions regarding resource allocation and evaluating financial performance. The Company defines the term “chief operating decision maker” to be its chief executive officer. The Company determined it operates in one operating segment and one reportable segment, as its chief operating decision maker reviews financial information presented only on a consolidated basis for purposes of allocating resources and evaluating financial performance.
Basic and diluted net income (loss) per share
The Company computes basic income (loss) per share in accordance with ASC Topic 260, “Earnings per Share” by dividing the income (loss) attributable to ordinary shareholders by the weighted average number of ordinary shares outstanding during the year. Diluted income (loss) per share is computed by taking into account the potential dilution that could occur upon the exercise of share options and vesting of RSUs granted under share based compensation plans using the treasury stock method.
Basic and diluted income (loss) per share was presented in conformity with the two class method for participating securities for the year ended December 31, 2021, 2020 and 2019, as a result of a dividend distribution.
The potentially dilutive share options to purchase ordinary shares that were excluded from the computation amounted to 9,995,236, 31,728,133 and 29,276,607 for the years ended December 31, 2021, 2020 and 2019, respectively, because including them would have been anti dilutive.
The Earn-Out Shares, which were subject to the occurrence of certain conditions, were excluded from the diluted net income per share calculation for the year ended December 31, 2021, because the Earn-Out Shares conditions were not met at the end of the reporting period.
Public warrants and Private warrants, were excluded from the diluted income per share for the year ended December 31, 2021, as the inclusion would have been anti dilutive.

Recently issued accounting pronouncements
As an “Emerging growth company,” the Jumpstart Our Business Startups Act (“JOBS Act”) allows the Company to delay adoption of new or revised accounting pronouncements applicable to public companies until such pronouncements are made applicable to private companies. The Company has elected to use this extended transition period under the JOBS Act. The adoption dates discussed below reflect this election.
Recently adopted accounting pronouncements:

On October 28, 2021, the FASB issued ASU 2021-08, which amends ASC 805 to require acquiring entities to apply ASC 606 to recognize and measure contract assets and contract liabilities in a business combination. Under previously effective GAAP, an acquirer recognizes such items at fair value on the acquisition date.
ASU 2021-08 amends ASC 805 to add contract assets and contract liabilities to the list of exceptions to the recognition and measurement principles that apply to business combinations and to require that an entity (acquirer) recognize and measure contract assets and contract liabilities acquired in a business combination in accordance with ASC 606.
The Company allocated the transaction price to each performance obligation based on the standalone selling price at the acquisition date.
As a result of the amendments, it is expected that an acquirer will generally recognize and measure acquired contract assets and contract liabilities (deferred revenue) in a manner consistent with how the acquiree recognized and measured them in its preacquisition financial statements. In addition, as a result of the amendment, acquirer likely would subsequently recognize the same amount of revenue that the acquiree would have recognized if no business combination took place.
The ASU will be effective for fiscal years beginning after December 15, 2022 and interim periods therein for public business entities.
The Company early adopted the standard in 2021. Acquisitions of businesses assumed during the year ended December 31, 2021 were presented in conformity with the provisions of the standard.

Recently issued accounting pronouncements not yet adopted:
In February 2016, the FASB issued ASU 2016-02, “Leases” (“ASC 842”), on the recognition, measurement, presentation and disclosure of leases for both parties to a contract (i.e., lessees and lessors). The new standard requires lessees to apply a dual approach, classifying leases as either finance or operating leases based on the principle of whether or not the lease is effectively a financed purchase by the lessee. This classification will determine whether lease expense is recognized based on an effective interest method or on a straight line basis over the term of the lease, respectively. A lessee is also required to record a right-of-use asset and a lease liability for all leases with a term of greater than 12 months regardless of their classification. Leases with a term of twelve (12) months or less will be accounted for in a manner similar to the accounting under the prior guidance (ASC 840). The new standard requires lessors to account for leases using an approach that is substantially equivalent to ASC 840 guidance for sales-type leases, direct financing leases and operating leases. The new standard supersedes the previous leases standard, ASC 840, “Leases”. The standard is effective for the annual periods beginning on or after January 1, 2022. The Company expects adoption of the ASU to have a material impact on its consolidated balance sheet, which will result in the recognition of ROU assets and lease liabilities of approximately $16,400 on January 1, 2022. The main impact of the ASU pertains to the recognition of an ROU asset and a lease liability arising from the Company’s office building lease agreement. Further, the Company expects its financial income (expenses), net to be impacted by foreign exchange gain and losses arising from its non-USD denominated lease liabilities.

In June 2016, the FASB issued ASU 2016-13, Financial Instruments - Credit Losses (Topic 326): Measurement of Credit Losses on Financial Instruments.
ASU 2016-13 amends the impairment model to utilize an expected loss methodology in place of the currently used incurred loss methodology, which will result in the more timely recognition of losses. The new accounting standard will be effective for the fiscal year beginning on January 1, 2023, including interim periods within that year. The Company does not plan to early adopt the ASU and is assessing the impact of the standard.

In December 2019, the FASB issued ASU 2019-12 to simplify the accounting for income taxes. The guidance eliminates certain exceptions related to the approach for intraperiod tax allocation, the methodology for calculating income taxes in an interim period, and the recognition of deferred tax liabilities for outside basis differences related to changes in ownership of equity method investments and foreign subsidiaries. The guidance also simplifies aspects of accounting for taxes partially based on income and enacted changes in tax laws or rates, and clarifies the accounting for transactions that result in a step-up in the tax basis of goodwill. The standard will be effective for the Company beginning January 1, 2022. The Company does not expect this standard to have a significant impact on the Company’s consolidated financial statements.

Reclassifications	Certain comparative figures have been reclassified to conform to the current year presentation.